SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 20, 2004

                                      BAF

                                  (Depositor)

 (Issuer in respect of Mortgage Pass-Through Certificates, Series 2002-1 Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-38154-01                  61-1430172
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BAF
                       Mortgage Pass-Through Certificates
                              Series 2002-1 Trust

On February 20, 2004, The Bank of New York, as Trustee for BAF, Mortgage Pass-Through Certificates Series 2002-1 Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2002, among BAF as Depositor, Banc of America Funding Corporation, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BAF, Mortgage Pass-Through Certificates Series 2002-1 Trust relating to the distribution date of February 20, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 20, 2004


                                      BAF


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 20, 2004


                             Payment Date: 02/20/04


          ------------------------------------------------------------
                      Banc of America Funding Corporation
            Mortgage Pass-Through Certificates, Series 2002-1 Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         14,836,000.00    7.000000%             0.00     86,543.33       86,543.33       0.00       0.00
                        A2                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A3          7,104,407.08    7.000000%       442,616.08     41,442.37      484,058.46       0.00       0.00
                        A4          1,236,465.69    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A5            156,000.00    7.000000%             0.00        910.00          910.00       0.00       0.00
Residual                AR                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        AIO        16,624,002.58    0.426200%             0.00      5,904.30        5,904.30       0.00       0.00
                        APO           477,509.19    0.000000%           542.96          0.00          542.96       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,576,050.06    7.000000%         2,613.35     15,026.96       17,640.30       0.00       0.00
                        B2          1,324,348.91    7.000000%         1,343.52      7,725.37        9,068.89       0.00       0.00
                        B3            736,294.80    7.000000%           746.95      4,295.05        5,042.01       0.00       0.00
                        B4            440,795.15    7.000000%           447.18      2,571.31        3,018.48       0.00       0.00
                        B5            368,147.40    7.000000%           373.48      2,147.53        2,521.00       0.00       0.00
                        B6            442,130.93    7.000000%           448.51      2,579.10        3,027.60       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         29,698,149.21     -              449,132.02    169,145.31      618,277.33     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         14,836,000.00              0.00
                                A2                  0.00              0.00
                                A3          6,661,791.00              0.00
                                A4          1,243,678.41              0.00
                                A5            156,000.00              0.00
Residual                        AR                  0.00              0.00
                                AIO        16,196,822.11              0.00
                                APO           476,966.23              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,573,436.72              0.00
                                B2          1,323,005.38              0.00
                                B3            735,547.84              0.00
                                B4            440,347.97              0.00
                                B5            367,773.92              0.00
                                B6            441,682.42              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         29,256,229.90     -
--------------------------------------------------------------------------------

                             Payment Date: 02/20/04


          ------------------------------------------------------------
                      Banc of America Funding Corporation
            Mortgage Pass-Through Certificates, Series 2002-1 Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     14,836,000.00     7.000000% 06051GAA7     0.000000      5.833333  1,000.000000
                           A2              0.00     7.000000% 06051GAB5     0.000000      0.000000      0.000000
                           A3      7,104,407.08     7.000000% 06051GAC3    15.926025      1.491162    239.701749
                           A4      1,236,465.69     7.000000% 06051GAD1     0.000000      0.000000  1,129.589836
                           A5        156,000.00     7.000000% 06051GAE9     0.000000      5.833333  1,000.000000
Residual                   AR              0.00     7.000000% 06051GAF6     0.000000      0.000000      0.000000
                           AIO    16,624,002.58     0.426200% 06051GAG4     0.000000      0.063185    173.331939
                           APO       477,509.19     0.000000% 06051GAH2     0.369142      0.000000    324.276725
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,576,050.06     7.000000% 06051GAJ8     0.995940      5.726737    980.730455
                           B2      1,324,348.91     7.000000% 06051GAK5     0.995940      5.726737    980.730455
                           B3        736,294.80     7.000000% 06051GAL3     0.995940      5.726737    980.730455
                           B4        440,795.15     7.000000% 06051GAS8     0.995940      5.726737    980.730455
                           B5        368,147.40     7.000000% 06051GAT6     0.995940      5.726737    980.730455
                           B6        442,130.93     7.000000% 06051GAU3     0.995882      5.726747    980.732214
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      29,698,149.21       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Banc of America Funding Corporation
            Mortgage Pass-Through Certificates, Series 2002-1 Trust
                        Bank of America, NA, as Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        29,256,229.08    29,256,229.08
Loan count                    141              141
Avg loan rate           7.380021%             7.38
Prepay amount          411,749.72       411,749.72

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees         5,766.89         5,766.89
Sub servicer fees            0.00             0.00
Trustee fees                98.99            98.99


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           80.190761%           100.000000%             23,810,381.96
   -----------------------------------------------------------------------------
   Junior           19.809239%             0.000000%              5,881,794.26
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   838,396.24
60 to 89 days                           2                   507,946.90
90 or more                              1                   147,295.56
Foreclosure                             2                   194,992.22

Totals:                                 7                 1,688,630.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                183,958.75
Current Total Outstanding Number of Loans:                                 2

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount              618,277.33            618,277.33
Principal remittance amount              449,132.02            449,132.02
Interest remittance amount               169,145.31            169,145.31